SEVENTH AMENDMENT

                           TO THE FINANCING AGREEMENT


          SEVENTH AMENDMENT, dated as of April 13, 1999 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996, as amended by the First Amendment dated as of February 13, 1997, the Second Amendment dated as of June 1, 1997, the Third Amendment dated as of October 1, 1997, the Fourth Amendment dated as of November 28, 1997, the Fifth Amendment dated as of March 25, 1998 and the Sixth Amendment dated as of March 31, 1999 (as so amended, the "Financing Agreement"), by and among Happy Kids Children's Apparel Ltd., a New York corporation formerly known as Happy Kids, Ltd. ("Happy Kids"), Happy Kids, Inc., a New York corporation formerly known as O'Boy Inc. (the "Parent"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel"), O.P. Kids, Inc., a New Jersey corporation and successor by merger to O.P. Kids, L.L.C. ("OP Inc.", and together with Happy Kids, the Parent and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, concurrently with the execution and delivery of this Amendment, the Parent is entering into an Asset Purchase Agreement (the "D. Glasgow Asset Purchase Agreement") with D. Glasgow & Sons, Inc., a New York corporation ("D. Glasgow & Sons"), and Andrew Glasgow, the sole shareholder of all of the issued and outstanding capital stock of D. Glasgow & Sons.

          WHEREAS,  D. Glasgow & Sons is engaged  principally in the business of
designing,   manufacturing   and  selling   children's   apparel  products  (the
"Business").

          WHEREAS, pursuant to the terms of the D. Glasgow Asset Purchase Agreement, the Parent will purchase certain of the assets and the Business for the consideration set forth in the D. Glasgow Asset Purchase Agreement and the assumption by the Parent of certain of D. Glasgow & Sons' liabilities.

          WHEREAS, in connection with the D. Glasgow Asset Purchase Agreement and the transactions contemplated thereby (the "Asset Purchase Transactions"), the Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to, among other things, permit the Asset Purchase Transactions.

          Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

          1.     Definitions.    All  terms which are  defined in the  Financing
                 -----------
Agreement and not otherwise defined herein are used herein as defined therein.

          2.     Existing Definitions.
                 --------------------
                 (a)  The definition of the term "License Agreements" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                      "'License Agreements' means the BUM License Agreement, the Jordache License Agreements, the LA Gear License Agreement, the OP License Agreement, the D. Glasgow License Agreements and each license agreement entered into by any Borrower or Corporate Guarantor after the Effective Date."

                 (b) The definition of the term "Licensor" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                      "'Licensor' means BUM, Ocean Pacific, LA Gear, Jeanjer, Jordache, the D. Glasgow Licensors and any Person entering into a license agreement with any Borrower or Corporate Guarantor after the Effective Date".

          3.     New Definitions.   The  following  definitions of the terms "D.
                 ---------------
Glasgow Asset Purchase Agreement", "D. Glasgow License Agreement", "D. Glasgow Licensor" and "Seventh Amendment" are hereby added to Section 1.01 of the Financing Agreement:

                      "'D. Glasgow Asset Purchase Agreement' means the Asset Purchase Agreement among the Parent, D. Glasgow & Sons, Inc., a New York corporation ('D. Glasgow & Sons') and Andrew Glasgow, the sole shareholder of all of the issued and outstanding capital stock of D. Glasgow & Sons."

                      "'D. Glasgow License Agreement' means each license agreement acquired by the Parent from D. Glasgow & Sons pursuant to the D. Glasgow Asset Purchase Agreement, as more fully described on Annex I to the Seventh Amendment."

                      "'D. Glasgow Licensor' means each licensor party to a D. Glasgow License Agreement, as more fully described on Annex II to the Seventh Amendment."

                      "'Seventh Amendment' means the Seventh Amendment, dated as of April 13, 1999, to the Financing Agreement."

          4.     Liens.   Section  7.02(a) of the Financing  Agreement is hereby
                 -----
amended by (i) deleting the word "and" at the end of clause (viii) thereof, (ii) redesignating clause (ix) thereof as clause (x), and (iii) adding the following new clause (ix):

                      "(ix) Liens on assets (other than Accounts Receivable and Inventory) acquired by the Parent pursuant to the D. Glasgow Asset Purchase Agreement, as described on Annex III to the Seventh Amendment, but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or of the Indebtedness secured thereby; and"

          5.   Investment.  Section 7.02(f) of the Financing Agreement is hereby
               ----------
amended by (i) deleting the words "and" at the end of clause (ii) thereof, (ii) redesignating clause (iii) thereof as clause (iv), and (iii) adding the following new clause (iii):

                     "(iii) investments by the Parent in the assets of D. Glasgow & Sons pursuant to the D. Glasgow Asset Purchase Agreement; and"

          6.   Capital Expenditures.  Section 7.02(h) of the Financing Agreement
               --------------------
is hereby amended in its entirety to read as follows:

                     "(h) Capital Expenditures. Make or be committed to make, or permit any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or capitalized lease) for fixed or capital assets other than (i) expenditures made by the Parent pursuant to the
          D. Glasgow Asset Purchase Agreement or (ii) expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed $2,000,000 in any calendar year."

          7.   Schedules.    Schedule  6.01(e),  Schedule 6.01(s)  and  Schedule
               ---------

6.01(y) to the Financing Agreement are each hereby amended by adding the information contained on each of Annex IV, Annex V and Annex VI, respectively, to the Schedule to which such Annex relates.

          8.   Conditions.  This  Amendment shall  become  effective  only  upon
               ----------
satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

               (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Potential Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                     (i) counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders;

                     (ii) an Assignment for Security (Trademarks), duly executed executed by the Parent, granting to the Agent, for the benefit of the Lenders, a security interest in all right, title and interest of the Parent in, to and under the Trademarks listed on Annex VI hereto;

                      (iii) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor D. Glasgow & Sons, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral, and results of searches for any tax and judgment Liens filed against D. Glasgow & Sons or its property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

                      (iv) a certificate of the chief executive officer or the chief financial officer of the Parent, certifying that attached thereto are complete and correct copies of the D. Glasgow Asset Purchase Agreement and all other agreements, instruments and other documents executed and delivered in connection therewith as requested by the Agent;

                      (v) a certificate of an authorized officer of each Borrower and Corporate Guarantor, certifying the names and true signatures of the representatives of such Person authorized to sign this Amendment and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such authorized officers;

                      (vi) a certificate of the chief executive officer or the chief financial officer of the Parent, certifying as to the matters set forth in subsection (a) of this Section 8;

                      (vii) a copy of each of the D. Glasgow License Agreements as in effect on the Amendment Effective Date, certified as a true and correct copy thereof by the chief executive officer or the chief financial officer of the Parent;

                      (viii) evidence of the insurance coverage required by the terms of Section 7.01(h) of the Financing Agreement and the other Loan Documents naming the Agent an additional insured or loss payee thereunder as specified by the Agent on all assets acquired pursuant to the D. Glasgow Asset Purchase Agreement; and

                      (ix)   such  other  agreements,  instruments,   approvals,
          opinions and other documents as the Agent may reasonably request.

               (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental hereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

          9.   Representations  and  Warranties.   Each of the Borrowers and the
               --------------------------------
Corporate Guarantors represents and warrants as follows:

               (a) Each Borrower and Corporate Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by it of this Amendment and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its articles of organization, by-laws or any applicable law or any contractual restriction binding or otherwise affecting it or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of this Amendment and (ii) the performance by it of the Financing Agreement, as amended hereby.

               (d) Each of this Amendment and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Corporate Guarantor that is a party thereto enforceable against each such Person in accordance with the terms thereof.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

          10.   Continued Effectiveness of the Financing Agreement.  Each of the
                --------------------------------------------------
Borrowers and the Corporate Guarantors hereby confirms and agrees that, except as otherwise provided in Section 9, (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

          11.  Miscellaneous.  (a) This Amendment may be  executed in any number
               -------------
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:
                                   ---------

                                   HAPPY KIDS CHILDREN'S APPAREL LTD.,
                                   formerly known as Happy Kids, Ltd.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------


                                   HAPPY KIDS INC., formerly known as
                                   O'Boy Inc.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------


                                   TALK OF THE TOWN APPAREL CORP.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------


                                   O.P. KIDS, INC.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------

                                   GUARANTORS:
                                   ----------

                                   H.O.T. KIDZ, INC.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------

                                   HAWK INDUSTRIES, INC.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------


                                   J&B 18 CORP.


                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                       Title: President
                                             ------------------------------
                                       Name:  Jack M. Benun
                                             ------------------------------

                                   AGENT AND LENDER:
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL
                                     SERVICES, INC.


                                   By: /s/ Deborah Rogut
                                       ------------------------------------
                                       Title: Vice President
                                             ------------------------------
                                       Name:  Deborah Rogut
                                             ------------------------------


                                   LENDERS:
                                   -------

                                   THE CHASE MANHATTAN BANK


                                   By: /s/ Barbara Saltzman
                                       ------------------------------------
                                       Title: Vice President
                                             ------------------------------
                                       Name:  Barbara Saltzman
                                             ------------------------------


                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By: /s/ Gary Harkins
                                       ------------------------------------
                                       Title: Vice President
                                             ------------------------------
                                       Name:  Gary Harkins
                                             ------------------------------


                                   By: /s/ Ronald Bongiovanni
                                       ------------------------------------
                                       Title: Vice President
                                             ------------------------------
                                       Name:  Ronald Bongiovanni
                                             ------------------------------


                                   REPUBLIC NATIONAL BANK OF NEW YORK


                                   By: /s/ Thomas DeGeorge
                                       ------------------------------------
                                       Title: Vice President
                                             ------------------------------
                                       Name:  Thomas DeGeorge
                                             ------------------------------

                                     ANNEX I
                                     -------

                         [D. Glasgow License Agreements]



                                    ANNEX II
                                    --------

                             [D. Glasgow Licensors]



                                    ANNEX III
                                    ---------

                               [D. Glasgow Liens]



                                    ANNEX IV
                                    --------

                               Inventory Locations



                                     ANNEX V
                                     -------

                           Operating Lease Obligations



                                    ANNEX VI
                                    --------

                                   Tradenames